SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 20, 1998





                            ARTRA GROUP INCORPORATED
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                  Pennsylvania
                  --------------------------------------------
                  State or Other Jurisdiction of Incorporation




                  1-3916                             25-1095978
         ----------------------                  -----------------
         Commission File Number                   I.R.S. Employer
                                                 Identification No.








  500 Central Avenue, Northfield, IL                        60093
--------------------------------------                    --------
Address of principal executive offices                    Zip Code


 Registrant's telephone number, including area code:   (847) 441-6650



                                 Not Applicable
--------------------------------------------------------------------------------
Former name, former address and former fiscal year, if changed since last report

Item 2.           Acquisition or Disposition of Assets.

                  As of August 26, 1998, ARTRA GROUP Incorporated ("ARTRA" or the "Registrant") and its wholly-owned subsidiary BCA Holdings, Inc. ("BCA"), entered into an agreement to sell the business assets, subject to the buyer's assumption of certain liabilities, of BCA's wholly-owned subsidiary, Bagcraft Corporation of America ("Bagcraft"). Bagcraft, a producer of sandwich wraps, window bags, microwave popcorn bags and waxed bags has manufacturing facilities in Chicago, Illinois and Baxter Springs, Kansas. The transaction was completed on November 20, 1998 and ARTRA received gross consideration of $89,000,000 in cash, of which $84,000,000 was received for the net business assets of Bagcraft and $5,000,000 was received as consideration for a Non-Competition Agreement. A substantial portion of the proceeds will be used to retire or otherwise settle certain Bagcraft debt obligations. ARTRA anticipates the net proceeds from the sale available to ARTRA, after the disposition of the Bagcraft obligations noted above, will be used to reduce ARTRA debt obligations and to acquire or participate in new business opportunities.


Item 7.           Financial Statements and Exhibits

(b)       Pro Forma Financial Information

          The following unaudited pro forma condensed consolidated financial information of ARTRA GROUP Incoporated are submitted herewith on the indicated pages.


                                                                          Page
                                                                          ----

          Pro Forma Condensed Financial Information (Unaudited):

            Pro Forma Unaudited Condensed Balance Sheet
              as of September 30, 1998                                     F-1

            Pro Forma Unaudited Condensed Combined Statement of
              Income for the nine months ended September 30, 1998          F-2

            Pro Forma Unaudited Condensed Combined Statement of
              Income for the year ended December 31, 1997                  F-3

(c)      Exhibits


                  99.1* Assets Purchase Agreement, dated as of August 26, 1998, by and among ARTRA GROUP Incorporated, BCA Holdings, Inc., Bagcraft Corporation of America ("Bagcraft"), ("Sellers") and Packaging Dynamics Dynamics L.L.C. and Bagcraft Acquisition L.L.C.("Buyers") regarding purchase of the business assets, subject to Buyer's assumption of certain liabilities, of Bagcraft.

                  99.2     Press Release dated November 23, 1998.




________________________________
             * Incorporated by reference to the same Exhibit number of the Company's Current Report on Form 8-K dated September 2, 1998.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.






                            ARTRA GROUP INCORPORATED
                                   Registrant







Dated:  November 25, 1998                 /S/ JAMES D. DOERING
                                   ------------------------------------------
                                              JAMES D. DOERING
                                    Vice President and Chief Financial Officer

                    ARTRA GROUP INCORPORATED AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 1998
                            (Unaudited in Thousands)

                                                                        Less
                                                                       Bagcraft
                                                                      Net Assets      Pro Forma
                                                       Historical        Sold         Adjustments       Pro Forma
                                                      -----------     ----------     -------------    ------------
                                                                         (A)
CURRENT ASSETS
   Cash and equivalents                                     $160                       $89,000 (B)         $9,831
                                                                                       (52,015)(C)
                                                                                        (7,652)(D)
                                                                                       (15,232)(F)
                                                                                        (4,430)(G)

   Receivables, net                                       10,137        ($9,990)                              147
   Inventories,net                                        16,751        (16,751)                              -
   Available-for-sale securities                           8,581                                            8,581
   Other                                                     857           (328)          (230)(E)            299
                                                      -----------                                      -----------
      Total current assets                                36,486                                           18,858
                                                      -----------                                      -----------
Property,plant & equip, net                               24,784        (24,784)                              -
Excess of cost over net assets acquired, net               2,548                        (2,548)(E)            -


Other                                                         83                           (83)(E)            -
                                                      -----------    -----------    -----------        -----------
                                                         $63,901       ($51,853)        $6,810            $18,858
                                                      ===========    ===========    ===========        ===========

CURRENT LIABILITIES
   Notes payable                                         $15,333                      ($15,082)(F)           $251
   Current maturities of L-T debt                          4,462                        (4,462)(C)            -
   Accounts payable                                        7,162         (7,122)                               40
   Accrued liabilities                                     9,317         (4,114)          (150)(F)          5,053
   Income taxes payable                                      207             47          1,700 (H)          1,954

                                                                                        (2,269)(G)
   Redeemable preferred stock                              4,481                        (2,212)(C)            -
                                                      -----------                                      -----------
                                                          40,962                                            7,298
                                                      -----------                                      -----------

Long-term debt                                            44,409                       (44,409)(C)            -

Other noncurrent liabilities                               4,670                        (4,670)(D)            -

Redeemable preferred stock                                 4,922                        (2,161)(G)          2,761

Equity (Deficit)                                         (31,062)                       39,861 (H)          8,799
                                                      -----------    -----------    -----------        -----------
                                                         $63,901       ($11,189)      ($33,854)           $18,858
                                                      ===========    ===========    ===========        ===========

Adjustments to the pro forma balance sheet consist of:
     (A)  Net Bagcraft assets purchased by buyer.
     (B) Gross proceeds received from sale of Bagcraft net assets and related non-compete agreement.
     (C) Pay off Bagcraft outstanding debt and redeemable preferred stock obligations.
     (D)  Pay off Bagcraft liabilities not assumed by buyer.
     (E)  Write-off miscellaneous assets not purchased by buyer.
     (F) Pay down ARTRA Corporate short-term borrowings with proceeds from sale.
     (G)  Pay off BCA Holdings redeemable preferred stock obligations.
     (H)  Gain on sale of Bagcraft net assets.

                    ARTRA GROUP INCORPORATED AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                            (Unaudited in Thousands)

                                                                                  Less         Pro Forma
                                                             Historical         Bagcraft      Adjustments        Pro Forma
                                                            -----------       -----------     -----------        -----------
                                                                                   (A)
Net sales                                                      $94,717          ($94,717)                           $  -
                                                            -----------       -----------                        -----------

Costs and expenses:
   Cost of goods sold,
     exclusive of depreciation and amortization                 77,212           (77,212)                              -
   Selling, general and administrative                          11,644            (9,953)                             1,691
   Depreciation and amortization                                 2,319            (2,319)                              -
                                                            -----------       -----------                        -----------
                                                                91,175           (89,484)                             1,691
                                                            -----------       -----------                        -----------
Operating earnings (loss)                                        3,542            (5,233)                            (1,691)
                                                            -----------       -----------                        -----------

Other income (expense):
   Interest expense                                             (5,094)            2,300          $1,300 (B)         (1,494)
   Amortization of debt discount                                  (493)              493                               -
   Realized gain on disposal of
     available-for-sale securities                                 320                                                  320
   Other income (expense), net                                     (90)               15                                (75)
                                                            -----------       -----------                        -----------
                                                                (5,357)            2,808                             (1,249)
                                                            -----------       -----------                        -----------

Loss from continuing operations before
  income taxes and minority interest                            (1,815)           (2,425)                            (2,940)
Provision for income taxes                                         (46)                                                 (46)
Minority interest                                                 (411)               88             323 (C)            -
                                                            -----------       -----------     -----------        -----------
Loss from continuing operations                                 (2,272)           (2,337)         $1,623            ($2,986)
                                                            ===========       ===========     ===========        ===========

Per share loss from continuing operations
  applicable to common shares:
    Basic                                                       ($0.33)                                              ($0.38)
                                                            ===========                                          ===========

    Diluted                                                     ($0.33)                                              ($0.38)
                                                            ===========                                          ===========

Weighted average number of shares
  of common stock outstanding:
    Basic                                                        7,899                                                7,899
                                                            ===========                                          ===========

    Diluted                                                      7,899                                                7,899
                                                            ===========                                          ===========

Adjustments to the pro forma statement of operations consist of:
     (A)  Reflect Bagacraft as a discontinued operation.
     (B) Reduction of interest expense due to the assumed paydown of Corporate notes payable.
     (C) Reverse minority interest representing dividends accrued on BCA Holdings redeemable preferred stock obligations paid off with proceeds from sale of Bagcraft net assets.

                    ARTRA GROUP INCORPORATED AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
              YEAR ENDED DECEMBER 31, 1997 (Unaudited in Thousands)

                                                                                  Less         Pro Forma
                                                             Historical         Bagcraft      Adjustments        Pro Forma
                                                            -----------       -----------     -----------        -----------
                                                                                   (A)
Net sales                                                     $125,027         ($125,027)                        $      -
                                                            -----------       -----------                        -----------

Costs and expenses:
   Cost of goods sold,
     exclusive of depreciation and amortization                101,527          (101,527)                               -
   Selling, general and administrative                          19,548           (13,840)                             5,708
   Depreciation and amortization                                 4,364            (4,357)                                 7
                                                            -----------       -----------                        -----------
                                                               125,439          (119,724)                             5,715
                                                            -----------       -----------                        -----------

Operating earnings (loss)                                         (412)           (5,303)                            (5,715)
                                                            -----------       -----------                        -----------

Other income (expense):
   Interest expense                                             (9,308)            3,130          $1,700 (B)         (4,478)
   Amortization of debt discount                                (2,702)            2,702                                -
   Realized gain on disposal of
     available-for-sale securities                               2,531                                                2,531
   Litigation settlement                                        10,416                                               10,416
   Other income (expense), net                                   1,338            (1,326)                                12
                                                            -----------       -----------                        -----------
                                                                 2,275             4,506                               8,481
                                                            -----------       -----------                        -----------


Earnings (loss) from continuing operations before
  income taxes and minority interest                             1,863              (797)                             2,766
Provision for income taxes                                          19               (19)                               -
Minority interest                                               (1,109)              117             992 (C)            -
                                                            -----------       -----------     -----------        -----------
                                                                  $773             ($699)          $2,692            $2,766
                                                            ===========       ===========     ===========        ===========


Per share earnings (loss) from continuing operations
  applicable to common shares:
    Basic                                                       ($0.04)                                                $0.19
                                                            ===========                                          ===========

    Diluted                                                     ($0.04)                                                $0.18
                                                            ===========                                          ===========


Weighted average number of shares
  of common stock outstanding:
    Basic                                                        7,970                                                7,970
                                                            ===========                                          ===========

    Diluted                                                      7,970                                                8,093
                                                            ===========                                          ===========

Adjustments to the pro forma statement of operations consist of:
     (A)  Reflect Bagacraft as a discontinued operation.
     (B) Reduction of interest expense due to the assumed paydown of Corporate notes payable.
     (C) Reverse minority interest representing dividends accrued on BCA Holdings redeemable preferred stock obligations paid off with proceeds from sale of Bagcraft net assets.